Exhibit 99.5

LETTER OF TRANSMITTAL
To Offer to Exchange Common Shares
of
IPC HOLDINGS, LTD.
for
1.1234 Validus Holdings, Ltd. Voting Common Shares
and
$3.75 in Cash
by
VALIDUS HOLDINGS, LTD.
Pursuant to the Prospectus/Offer to Exchange dated June 12, 2009

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME (6:00 P.M. ATLANTIC TIME), ON FRIDAY, JUNE 26, 2009, UNLESS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Exchange Agent for the Offer is:
BNY Mellon Shareowner Services

By Mail: BNY Mellon Shareowner Services Attn: Corporate Actions., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier or By Hand: BNY Mellon Shareowner Services Attn: Corporate Actions, 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

By Facsimile:
(For Eligible Institutions Only)
(201) 680-4626

Confirm Facsimile Transmission:
(201) 680-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as	Share Certificate(s) and Share(s) Tendered
name(s) appear on Share Certificate(s))	(Attach additional list, if necessary)
Total Number
	Share	of Shares	Number of
	Certificate	Represented by	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Shares

* Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

This Letter of Transmittal is to be used for the exchange of common shares, par value $0.01 per share (the “IPC common shares”), of IPC Holdings, Ltd. (“IPC”), a Bermuda exempted company. Tendering IPC shareholders may use this form if certificates evidencing IPC common shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of IPC common shares is to be made by book-entry transfer to the account of BNY Mellon Shareowner Services (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the prospectus/offer to exchange dated June 12, 2009 (the “Prospectus/Offer to Exchange”) entitled “The Exchange Offer — Procedure for Tendering.”

Holders whose certificates evidencing IPC common shares are not immediately available or who cannot deliver their certificates evidencing IPC common shares and all other required documents to the Exchange Agent on or prior to the expiration time of the Offer (as defined in herein), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their IPC common shares according to the guaranteed delivery procedures set forth in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer — Procedure for Tendering.” See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐	CHECK HERE IF CERTIFICATES(S) HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 9 BELOW.

TENDER OF SHARES

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by guaranteed delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE:	SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

The undersigned hereby tenders to Validus Holdings, Ltd. (“Validus”), a Bermuda exempted company, each of the above-described common shares, par value $0.01 per share (the “IPC common shares”), of IPC Holdings, Ltd. (“IPC”), a Bermuda exempted company, in exchange for 1.1234 voting common shares, par value $0.175 per share, of Validus (the “Validus common shares”), $3.75 in cash (less any applicable withholding taxes and without interest) and cash in lieu of any fractional Validus common shares, upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange dated June 12, 2009, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Offer”). The Offer expires at 5:00 p.m., New York City time (6:00 P.M. Atlantic Time), on June 26, 2009, unless extended as described in the Prospectus/Offer to Exchange (as extended, the “expiration time of the Offer”). The undersigned understands that Validus reserves the right to transfer or assign, in whole at any time or in part from time to time, to one or more of its affiliates the right to exchange all or any portion of the IPC common shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Validus of its obligations under the Offer or prejudice the undersigned’s rights to exchange IPC common shares validly tendered and accepted for exchange pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of IPC common shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Validus all right, title and interest in and to all of the IPC common shares that are being tendered hereby (and any and all dividends, distributions, rights, other IPC common shares or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Prospectus/Offer to Exchange, other than (A) any quarterly cash dividends paid in the ordinary course of business to holders of IPC common shares and (B) any pro rata dividend payable by IPC in respect of the reduction, if any, of the $50 million termination fee payable to Max Capital Group, Ltd. (“Max”) under the Agreement and Plan of Amalgamation, dated March 1, 2009, as amended by Amendment No. 1 to the Agreement and Plan of Amalgamation, dated as of March 5, 2009, among Max, IPC and IPC limited, other than regular quarterly cash dividends on IPC common shares (collectively, “Distributions”)), and irrevocably appoints BNY Mellon Shareowner Services (the “Exchange Agent”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such IPC common shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered IPC common shares), to (i) deliver certificates evidencing such IPC common shares, and all Distributions, or transfer ownership of such IPC common shares (and all Distributions) on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Validus; (ii) present such IPC common shares (and all Distributions) for transfer on the books of IPC (to the extent required by, or at the direction of, Validus and as permitted under Bermuda law and IPC’s bye-laws); and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such IPC common shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message, as defined in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer — Procedure for Tendering,” the tendering shareholder irrevocably appoints designees of Validus as such shareholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the IPC common shares tendered by such shareholder and accepted for exchange by Validus (and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered IPC common shares (and all Distributions). Such appointment will be effective when, and only to the extent that, Validus accepts such IPC common shares for exchange. Upon appointment, all prior powers of attorney and proxies given by such shareholder with respect to such IPC common shares (and all Distributions) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such shareholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Validus will, with respect to the IPC common shares (and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such shareholder as they in their discretion may deem proper at any annual or special meeting of IPC shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Validus reserves the right to require that, in order for IPC common shares to be deemed validly tendered, immediately upon Validus’ acceptance of IPC common shares for exchange, Validus must be able to exercise full voting, consent and other rights with respect to such IPC common shares (and all Distributions).

The foregoing proxies are effective only upon acceptance for exchange of IPC common shares tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies, absent an exchange of IPC common shares, for any meeting of IPC’s shareholders, which will be made only pursuant to separate proxy materials complying with the requirements of the rules and regulations of the Securities and Exchange Commission.

The undersigned hereby represents and warrants that the undersigned owns the IPC common shares being tendered (and all Distributions), the tender of such IPC common shares complies with Rule 14e-4 under the Securities Act of 1934, the undersigned has full power and authority to tender, sell, assign and transfer the IPC common shares (and all Distributions) tendered hereby and, when such IPC common shares are accepted for exchange by Validus, Validus will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and none of such IPC common shares (or any Distributions) will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Validus to be necessary or desirable to complete the sale, assignment and transfer of IPC common shares (and all Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Validus all Distributions in respect of IPC common shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Validus shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the IPC common shares tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Validus in its discretion. By tendering IPC common shares hereunder, the undersigned agrees (and, if applicable, the registered holder of the IPC common shares holding such shares for the benefit of the undersigned, also agrees (and the undersigned shall procure such agreement)) that such tender is a scheme or contract involving the transfer of IPC common shares for the purposes of Section 102 of The Companies Act of 1981 of Bermuda, as amended (the “Companies Act”). To the extent the undersigned holds IPC common shares beneficially, and is not the registered holder of such IPC common shares, the undersigned hereby instructs, and will take all further action to instruct and cause, the registered holder of such IPC common shares to approve the contract hereunder for the transfer of such IPC common shares and to take such actions and execute such documents as Validus may request of such registered holder in order for Validus to avail itself of, and fully comply with, Section 102 of the Companies Act.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of IPC common shares pursuant to any one of the procedures described in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer — Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Validus upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Validus may not be required to accept for exchange any of the IPC common shares tendered hereby.

The undersigned understands that the delivery and surrender of IPC common shares that the undersigned has tendered is not effective, and the risk of loss of such IPC common shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Transmittal, duly completed and signed, or an Agent’s Message (as discussed in the Prospectus/Offer to Exchange in the section entitled “The Exchange Offer — Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Validus and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF IPC COMMON SHARES WILL BE DETERMINED BY VALIDUS IN ITS DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING IPC SHAREHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of IPC common shares is valid until all defects and irregularities in tenders of IPC common shares have been cured or waived and that none of Validus, the Exchange Agent, the Information Agent (see below), the Dealer Manager (see below) or any other person is or will be under any duty to give notification of any defect or irregularity in the tender of any IPC common shares, or to waive any such defect or irregularity, or will incur any liability for failure to give any such notification or waiver.

Unless otherwise indicated below under “Special Issuance Instructions,” the undersigned hereby requests that the certificates for Validus common shares (or, at Validus’ election, evidence of book-entry of Validus common shares) and a check for cash (including any cash in lieu of fractional Validus common shares) and the return of any certificates evidencing IPC common shares not tendered or not accepted for exchange, be issued in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” the undersigned hereby requests that the certificates for Validus common shares (or, at Validus’ election, evidence of book-entry of Validus common shares) and a check for cash (including any cash in lieu of fractional Validus common shares) and any certificates evidencing IPC common shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holders(s) appearing above in the box entitled “Description of Shares Tendered.” In the event that the boxes below entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for Validus common shares (or, at Validus’ election, evidence of book-entry of Validus common shares) and a check for cash (including any cash in lieu of fractional Validus common shares) and the return of any certificates evidencing IPC common shares not tendered or not accepted for exchange, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Shareholders tendering IPC common shares by book-entry transfer may request that IPC common shares not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such IPC common shares not exchanged will be returned by crediting the account at the book-entry transfer facility designated below. The undersigned recognizes that Validus has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any IPC common shares from the name of the registered holder(s) thereof if Validus does not accept for exchange any of the IPC common shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Validus common shares (or, at Validus’ election, evidence of book-entry of Validus common shares), the check for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest), if applicable, and/or certificates evidencing IPC common shares not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered.”

Issue (please check one or both, as applicable):
☐  Check     ☐  Share Certificate(s) to:

Name:
(Please Print)

Address:
(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached;
foreign stockholder see appropriate Form W-8)

☐	Credit IPC common shares tendered by book-entry transfer, but not exchanged, to the account number at the book-entry transfer facility set forth below.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Validus common shares (or, at Validus’ election, evidence of book-entry of Validus common shares), the check for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest), if applicable, and/or certificates evidencing IPC common shares not tendered or not accepted for exchange are to be sent to an address other than the address(es) of the registered holders(s) listed above in the box entitled “Description of Shares Tendered.”

Mail (please check one or both, as applicable):
☐  Check     ☐  Share Certificate(s) to:

Name:
(Please Print)

Address:
(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached;
foreign stockholder see appropriate Form W-8)

IMPORTANT — SIGN HERE
(Please Complete Substitute Form W-9 Below)

Dated:

(Signature(s) of Stockholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:
(Please Print)

Capacity (Full Title):

Address:
(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached; foreign stockholder see appropriate Form W-8)

GUARANTEE OF SIGNATURE(S)
FOR USE BY ELIGIBLE INSTITUTIONS ONLY
(If Required — See Instructions 1 and 5)

Authorized Signature:

Name:

Title:
(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (i) the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of IPC common shares and such holder(s) have not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if IPC common shares are tendered for the account of a financial institution that is a member of the Securities Transfer Agents Medallion Signature Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.  This Letter of Transmittal is to be completed by IPC shareholders either if certificates evidencing IPC common shares are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the IPC common shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus/Offer to Exchange. For a shareholder to validly tender shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration time of the Offer and either (i) certificates evidencing IPC common shares must be received by the Exchange Agent at one of such addresses prior to the expiration time of the Offer or (ii) IPC common shares for all shares delivered electronically must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus/Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the expiration time of the Offer or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Shareholders whose certificates evidencing IPC common shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration time of the Offer or who cannot comply with the book-entry transfer procedures on a timely basis may tender their IPC common shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Validus, must be received by the Exchange Agent prior to the expiration time of the Offer and (iii) certificates evidencing IPC common shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered IPC common shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the NASDAQ Global Select Market is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the IPC common shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Validus may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE IPC COMMON SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional IPC common shares will be exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their IPC common shares for exchange.

3. Inadequate Space.  If the space provided herein under “Description of Shares Tendered” is inadequate, the number of IPC common shares tendered and the certificate numbers evidencing such IPC common shares, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer).  If fewer than all IPC common shares evidenced by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of IPC common shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificates evidencing the remainder of the IPC common shares that were evidenced by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box entitled “Description of Shares Tendered,” unless otherwise provided in the box(es) entitled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the expiration time of the Offer or the termination of the Offer. All IPC common shares evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of IPC common shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such IPC common shares without alteration, enlargement or any other change whatsoever.

If any IPC common shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any IPC common shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such IPC common shares.

If this Letter of Transmittal is signed by the registered holder(s) of IPC common shares tendered hereby, no endorsements of certificates evidencing IPC common shares or separate stock powers are required, unless the Validus common shares are to be issued to, or certificates evidencing IPC common shares not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) evidencing IPC common shares tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate evidencing IPC common shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Validus of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Validus will pay all stock transfer taxes with respect to the transfer of any IPC common shares to it, or by its order, pursuant to the Offer. If, however, issuance of Validus common shares is to be made to, or certificate(s) evidencing IPC common shares not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates evidencing IPC common shares are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be deducted from the consideration to be received by such shareholder for the exchange of such IPC common shares in the Offer, unless evidence satisfactory to Validus of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING IPC COMMON SHARES TENDERED HEREBY.

7. Special Issuance and Delivery Instructions.  If certificates (or, at Validus’ election, evidence of book-entry transfer) for Validus common shares and, if applicable, any IPC common shares not tendered or not accepted for exchange or a check for cash (including any cash in lieu of fractional Validus common shares) are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or if any certificates evidencing IPC common shares not tendered or not exchanged or a check are to be sent to someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or to the registered holder(s) listed above in the box entitled “Description of Shares Tendered” at an address other than that listed above in the box entitled “Description of Shares Tendered,” the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering IPC common shares by book-entry transfer may request that IPC common shares not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such IPC common shares not exchanged will be returned by crediting the account at the book-entry transfer facility designated above.

8. Important Tax Information for IPC Shareholders.  Under current U.S. federal income tax law, the Exchange Agent may be required under the backup withholding rules to withhold a portion of the amount of any cash payments made to U.S. holders (as defined below) that hold IPC common shares pursuant to the Offer and the second-step acquisition or as a result of the exercise of appraisal/dissenters’ rights, if any, in connection with the second-step acquisition. To prevent backup withholding on such payments made to a U.S. holder (or person acting on behalf of a U.S. holder) with respect to the IPC common shares, you are required, if you are a U.S. holder, to notify the Exchange Agent of your current U.S. taxpayer identification number, or TIN (or the TIN of the person on whose behalf you are acting), by completing the Substitute Form W-9 (which is provided herein) as described more fully below. If you are not a U.S. holder, you may be required to furnish an Internal Revenue Service (“IRS”) Form W-8BEN or other applicable form (which may be obtained at the IRS website (www.irs.gov)) in order to avoid backup withholding.

Failure to complete the Substitute Form W-9 will not, by itself, cause IPC common shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any cash payments made to U.S. holders, as discussed above. Backup withholding is not an additional tax. Amounts withheld are creditable against the U.S. holder’s U.S. federal income tax liability, and any amount overwithheld generally will be refundable to the U.S. holder if the U.S. holder timely files an appropriate claim for refund with the IRS. Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. holder to a U.S. $50 penalty imposed by the IRS. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

Holders of IPC common shares are urged to consult their own tax advisors to determine whether such shareholders are required to furnish an IRS Form W-9, are exempt from backup withholding and information reporting, or are required to furnish an IRS Form W-8BEN or other appropriate form.

You are a “U.S. holder” if you are the beneficial owner of IPC common shares and you are, for U.S. federal income tax purposes (1) a citizen or resident of the United States (including a U.S. resident alien), (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States (or any state thereof, including the District of Columbia), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain other electing trusts).

Each tendering U.S. holder is required to provide a correct TIN and certain other information on the Substitute Form W-9 and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. holder is an exempt recipient, (b) the U.S. holder has not been notified by the IRS that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the U.S. holder that the U.S. holder is no longer subject to backup withholding.

The TIN is generally the U.S. holder’s U.S. Social Security number or the U.S. federal employer identification number. The U.S. holder is required to furnish the TIN of the registered owner of the IPC common shares. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the IPC common shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. holder may write “Applied For” on the Substitute Form W-9 if the tendering U.S. holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. holder writes “Applied For” on the TIN line of the Substitute Form W-9 and does not provide a TIN by the time of payment, such U.S. holder may be subject to backup withholding on such payments. Certain U.S. holders are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, holders of IPC common shares that are not U.S. holders should (i) submit a properly completed IRS Form W-8BEN, or other applicable form, to the Exchange Agent, certifying under penalties of perjury to the shareholder’s foreign status, or (ii) otherwise establish an exemption. An IRS Form W-8BEN, or other applicable form, may be obtained from the Exchange Agent or from the IRS website (www.irs.gov).

FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND SECOND STEP ACQUISITION. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9. Mutilated, Lost, Stolen or Destroyed Certificates.  If the certificate(s) representing IPC common shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Computershare Trust Company, N.A., the transfer agent for IPC common shares, immediately by calling (800) 733-5001 or (312) 360-5423. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal.

10. Waiver of Conditions.  Except as described in the Prospectus/Offer to Exchange, the conditions of the Offer may be waived, in whole or in part, by Validus, in its discretion, at any time and from time to time, in the case of any IPC common shares tendered.

11. Questions and Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

12. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of IPC common shares and any notice of withdrawal will be determined by Validus in its discretion, and their determinations shall be final and binding to the full extent permitted by law. Validus reserves the absolute right to reject any and all tenders of IPC common shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Validus’ counsel, be unlawful. Validus also reserves the absolute right to waive any defect or irregularity in the tender of any IPC common shares. No tender of IPC common shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Validus, the Dealer Manager, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defect or irregularity in the tender of IPC common shares, or to waive any such defect or irregularity, and none of them will incur any liability for failure to give any such notice or waiver. Validus’ interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding to the full extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. In such case, Letter of Transmittal and certificates evidencing IPC common shares and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth herein.

If Validus becomes aware of any jurisdiction in which the making of the Offer or the tender of IPC common shares in connection therewith would not be in compliance with applicable law, Validus will make a good faith effort to comply with any such law. If, after such good faith effort, Validus cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of IPC common shares in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Validus by the dealer manager or by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

REQUESTOR’S NAME:
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR NAME, ADDRESS AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)
PART 2 — For Payees Exempt From Backup Withholding

Check this box if you are NOT subject to backup withholding  ☐
PART 3 — Certification —
Under penalty of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
Address Social Security Number OR Employer Identification Number

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and(3) I am a U.S. person (including a U.S. resident alien).
Part 4 — ☐ Awaiting TIN

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here à	SIGNATURE

DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
WITHHOLDING (CURRENTLY IMPOSED AT A RATE OF 28%) OF ANY PAYMENTS MADE TO YOU.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 28% of all reportable payments made to me will be withheld.

Signature:	Date: , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number on Substitute Form W-9. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

GIVE NAME AND
SOCIAL SECURITY NUMBER (SSN) OR
FOR THIS TYPE OF ACCOUNT:		EMPLOYER IDENTIFICATION NUMBER (EIN) OF:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code of 1986, as amended.

Obtaining a Number.  If you do not have a taxpayer identification number or you don’t know your number, obtain Internal Revenue Service (“IRS”) Form SS-5, Application for a Social Security Card, or IRS Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. You may also obtain these forms at the IRS website at http://www.irs.gov.

Payees Exempt from Backup Withholding.  Payees specifically exempted from backup withholding include:

(1)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

(2)	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

(3)	An international organization or any agency or instrumentality thereof.

(4)	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

(1)	A corporation.

(2)	A financial institution.

(3)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(4)	A real estate investment trust.

(5)	A common trust fund operated by a bank under Section 584(a).

(6)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(7)	A middleman known in the investment community as a nominee or custodian.

(8)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(9)	A foreign central bank of issue.

(10)	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage on student loan interest paid to you.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

Privacy Act Notice.  Section 6109 requires you to give your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to various government agencies for tax enforcement or litigation purposes. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1) Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX ADVISOR OR THE IRS

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Exchange Agent for the Offer is:
BNY Mellon Shareowner Services

By Mail: BNY Mellon Shareowners Services Attn: Corporate Actions Dept., 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier or By Hand: BNY Mellon Shareowner Services Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

By Facsimile:
(For Eligible Institutions Only)
(201) 680-4626

Confirm Facsimile Transmission:
(201) 680-4860

The Information Agent for the Offer is:

199 Water Street, 26th Floor
New York, New York 10038
Banks and Brokerage Firms, Please Call: (212) 440-9800
All Others Call Toll-Free: at (800) 213-0317
Email: validusIPC@georgeson.com

The Dealer Manager for the Offer is:

Greenhill & Co., LLC
300 Park Avenue
New York, New York 10022
Call Toll-Free: (888) 504-7336